UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) April 17, 2008
COINSTAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1800 – 114th Avenue SE
BELLEVUE, WA 98004
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (425) 943-8000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.
On April 17, 2008, Coinstar, Inc. (the “Company”) and Computershare Trust Company N.A. (as successor to American Securities Transfer & Trust, Inc.), as rights agent, entered into an Amendment to the Rights Agreement (the “Amendment”) in respect of the Rights Agreement dated as of November 12, 1998 between the Company and American Securities Transfer & Trust, Inc. (the “Rights Agreement”).
The Amendment changes the date for expiration of the rights issued pursuant to the Rights Agreement (the “Rights”) from November 12, 2008 to April 17, 2008. Accordingly, the Rights have expired, and the Rights Agreement has been terminated.
A copy of the Amendment to the Rights Agreement is filed as Exhibit 4.1 to this Form 8-K.
Item 3.03 Material Modification to Rights of Security Holders.
The information set forth under “Item 1.02 Termination of a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
4.1	Amendment to the Rights Agreement, dated as of April 17, 2008, between Coinstar, Inc. and Computershare Trust Company N.A.
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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINSTAR, INC.

Date: April 22, 2008	By:	/s/ DAVID W. COLE

David W. Cole
Chief Executive Officer

INDEX TO EXHIBITS
4.1	Amendment to the Rights Agreement, dated as of April 17, 2008, between Coinstar, Inc. and Computershare Trust Company N.A.